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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): May 17, 2002
                                                           ------------



                                 Razorfish, Inc.
                                 ---------------
             (exact name of registrant as specified in its charter)



           Delaware                    000-25847                13-3804503
           --------                    ---------                ----------
        (State or other         (Commission File Number)       (IRS Employer
jurisdiction of incorporation)                               Identification No.)




                   107 Grand Street, New York, New York 10013
                   ------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)



                                 (212) 966-5960
                                 --------------
              (Registrant's Telephone Number, Including Area Code)



                                       N/A
                                       ---
          (Former Name or Former address, if Changed Since Last Report)


                         Exhibit Index appears on page 3

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Item 5.  Other Events

         On May 16, 2002 Razorfish, Inc., the digital solutions provider, received a Nasdaq Staff Determination indicating that the Company fails to comply with the minimum bid price requirement for continued listing set forth in Marketplace Rule 4450(b)(4). Its Board of Directors has passed a resolution to solicit approval for a reverse stock split from stockholders at the Company's next annual stockholders meeting.

Item 7.  Financial Statements and Exhibits

         Exhibits:

         (99) Press Release, dated May 17, 2002, by Razorfish, Inc.






















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                                  EXHIBIT INDEX
                                  -------------


    Exhibit No.          Description
    -----------          -----------

    99                   Press Release, dated May 17, 2002, by Razorfish, Inc.





















                                       3

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                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           RAZORFISH, INC.
                                           (Registrant)

Dated:  May 21, 2002                       By:     /s/ Jean-Philippe Maheu
                                              ---------------------------------
                                              Name:   Jean-Philippe Maheu
                                              Title:  Chief Executive Officer





















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